MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated July 10, 2018

to the Prospectus and Summary Prospectus

dated March 1, 2018 and to the Statement of Additional Information

(“SAI”) dated March 1, 2018 as supplemented March 23, 2018

for the following Series and Class of the Fund:

Rainier International Discovery Series

(the “Series”)

Class R6

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and Statement of Additional Information, and should be read in conjunction with those documents.

As of July 12, 2018 (the “Effective Date”), the name, investor eligibility and investment minimums of the Class R6 shares of the Series will be changed as follows:

	Current	New
Class Name	Class R6	Class Z
Eligible Investors	Qualified retirement plans, such as employee benefit plans, defined contribution plans, and 401(k) plans.	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.
Investment Minimums	Initial – None Minimum Balance Requirement – None	Initial – $1,000,000 Minimum Balance Requirement –$1,000,000

Accordingly, as of the Effective Date, the Prospectus, Summary Prospectus and Statement of Additional Information are hereby supplemented and revised as follows:

1)	All references to Class R6 shares are hereby revised to refer to Class Z shares.

2)	The following disclosure is hereby added to the end of the first paragraph of the “Fees and Expenses” section of the Summary Prospectus and the summary section of the Prospectus:

You may be required to pay brokerage commissions for purchases of Class Z Shares. Such commissions are not reflected in the table or the Example below.

3)	The “Purchase and Sale of Series Shares” section of the Summary Prospectus and the summary section of the Prospectus is hereby deleted and replaced by the following:

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class K shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of each class are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class K shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manningnapier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

4)	The table and the succeeding paragraph in the “Choosing a Share Class” section of the Prospectus is hereby deleted and replaced by the following:

Class Name	Eligible Investors	Investment Minimums	Distribution and Shareholder Services Fee
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class K	Employee benefit plans and individual or institutional investors.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None

The minimum initial investment and minimum balance requirements for each class are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class K shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.

5)	The second paragraph under the heading “How to Buy Shares” in the “How to Buy, Exchange, and Redeem Shares” section of the Prospectus is hereby deleted and replaced by the following:

The initial minimum investment for the Series’ Class K shares is $2,000. The initial minimum investment for the Series’ Class I and Class Z shares is $1,000,000. The minimum initial investments of each class are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class K shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees of the Advisor or its affiliates may invest in the Series’ Class K shares with a minimum initial investment of $250.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp RIDS 07/10/2018